UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  April 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-08               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers.

       On April 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on April 25, 2005 is filed as
               Exhibit 99.1 hereto.

Home Equity  Mortgage Trust  Series  2005-2
Home Equity Mortgage Pass-Through Certificates, Series 2005-2
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A., not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein

                            By:   /s/  Annette Marsula
                                  ---------------------------------------
                                  Annette Marsula
                                  Vice President
Date: April 28, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on April 25, 2005


                    Home Equity Mortgage Trust Series 2005-2
         Home Equity Mortgage Pass-Through Certificates, Series 2005-2

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         90,200,000.00   90,200,000.00     3,673,976.04      197,387.67   3,871,363.71     0.00        0.00       86,526,023.96
A2        197,000,000.00  197,000,000.00    10,696,076.58      422,565.00  11,118,641.58     0.00        0.00      186,303,923.42
A3         65,600,000.00   65,600,000.00             0.00      145,449.78     145,449.78     0.00        0.00       65,600,000.00
M1         27,120,000.00   27,120,000.00             0.00       64,048.40      64,048.40     0.00        0.00       27,120,000.00
M2         13,680,000.00   13,680,000.00             0.00       32,604.00      32,604.00     0.00        0.00       13,680,000.00
M3         11,520,000.00   11,520,000.00             0.00       27,705.60      27,705.60     0.00        0.00       11,520,000.00
M4         11,760,000.00   11,760,000.00             0.00       29,556.80      29,556.80     0.00        0.00       11,760,000.00
M5         11,520,000.00   11,520,000.00             0.00       29,369.60      29,369.60     0.00        0.00       11,520,000.00
M6         10,800,000.00   10,800,000.00             0.00       28,158.00      28,158.00     0.00        0.00       10,800,000.00
M7         10,800,000.00   10,800,000.00             0.00       31,434.00      31,434.00     0.00        0.00       10,800,000.00
M8         10,800,000.00   10,800,000.00             0.00       32,214.00      32,214.00     0.00        0.00       10,800,000.00
M9          7,680,000.00    7,680,000.00             0.00       26,346.67      26,346.67     0.00        0.00        7,680,000.00
B1          7,920,000.00    7,920,000.00             0.00       46,200.00      46,200.00     0.00        0.00        7,920,000.00
B2          3,600,000.00    3,600,000.00             0.00       21,000.00      21,000.00     0.00        0.00        3,600,000.00
AR                100.00          100.00           100.00            0.80         100.80     0.00        0.00                0.00
ARL               100.00          100.00           100.00            0.80         100.80     0.00        0.00                0.00
P                 100.00          100.00             0.00      122,591.30     122,591.30     0.00        0.00              100.00
TOTALS    480,000,300.00  480,000,300.00    14,370,252.62    1,256,632.42  15,626,885.04     0.00        0.00      465,630,047.38
X1        480,000,000.00  480,000,000.00             0.00    2,485,361.53   2,485,361.53     0.00        0.00      465,629,947.38
X2                  0.00            0.00             0.00            0.00           0.00     0.00        0.00                0.00
XS        333,132,042.59  333,132,042.59             0.00       50,440.06      50,440.06     0.00        0.00      322,194,671.73
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      225458HV3     1,000.0000     40.73144169          2.18833337     42.91977506      959.26855831         A1        3.030000%
A2      225458JP4     1,000.0000     54.29480497          2.14500000     56.43980497      945.70519503         A2        2.970000%
A3      225458JQ2     1,000.0000      0.00000000          2.21722226      2.21722226     1000.00000000         A3        3.070000%
M1      225458HY7     1,000.0000      0.00000000          2.36166667      2.36166667     1000.00000000         M1        3.270000%
M2      225458HZ4     1,000.0000      0.00000000          2.38333333      2.38333333     1000.00000000         M2        3.300000%
M3      225458JA7     1,000.0000      0.00000000          2.40500000      2.40500000     1000.00000000         M3        3.330000%
M4      225458JB5     1,000.0000      0.00000000          2.51333333      2.51333333     1000.00000000         M4        3.480000%
M5      225458JC3     1,000.0000      0.00000000          2.54944444      2.54944444     1000.00000000         M5        3.530000%
M6      225458JD1     1,000.0000      0.00000000          2.60722222      2.60722222     1000.00000000         M6        3.610000%
M7      225458JE9     1,000.0000      0.00000000          2.91055556      2.91055556     1000.00000000         M7        4.030000%
M8      225458JF6     1,000.0000      0.00000000          2.98277778      2.98277778     1000.00000000         M8        4.130000%
M9      225458JG4     1,000.0000      0.00000000          3.43055599      3.43055599     1000.00000000         M9        4.750000%
B1      225458JM1     1,000.0000      0.00000000          5.83333333      5.83333333     1000.00000000         B1        7.000000%
B2      225458JN9     1,000.0000      0.00000000          5.83333333      5.83333333     1000.00000000         B2        7.000000%
AR      225458HW1     1,000.0000   1000.00000000          8.00000000   1008.00000000        0.00000000         AR        9.652681%
ARL     225458HX9     1,000.0000   1000.00000000          8.00000000   1008.00000000        0.00000000         ARL       9.652681%
P       225458JH2     1,000.0000      0.00000000                ****            ***      1000.00000000         P         9.652681%
TOTALS                1,000.0000     29.93800758          2.61798257     32.55599015      970.06199242         X1        0.000000%
X1      225458JJ8     1,000.0000      0.00000000          5.17783652      5.17783652      970.06239038         XS        0.000000%
XS      225458JL3     1,000.0000      0.00000000          0.15141161      0.15141161      967.16806112
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com


Sec. 4.06(a)(i)         Principal Remittance Amount                                                                 14,370,252.62

                        Scheduled Principal Payments                                                                   285,588.70
                        Principal Prepayments                                                                       13,509,199.25
                        Curtailments                                                                                   523,799.96
                        Cutailment Interest Adjustments                                                                    908.66
                        Repurchase Principal                                                                            53,567.87
                        Substitution Amounts                                                                                   0
                        Net Liquidation Proceeds                                                                               0
                        Other Principal Adjustments                                                                     -2,811.82
                        Gross Interest                                                                               3,815,294.32
                        Recoveries from Prior Loss Determinations                                                               0
                        Reimbursements of Non-Recoverable Advances Previously Made                                              0
                        Recovery of Reimbursements Previously Deemed Non-Recoverable                                            0
                        Prepayment Penalties Number of Loans with Respect to which Prepayment Penalties were Collected         48
                        Balance of Loans with Respect to which Prepayment Penalties were Collected                   3,198,864.73
                        Amount of Prepayment Penalties Collected                                                       122,590.50

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding                                                               8,958
                        Beginning Aggregate Loan Balance                                                           448,974,859.38
                        Ending Number of Loans Outstanding                                                                  8,711
                        Ending Aggregate Loan Balance                                                              434,604,606.76

Sec. 4.06(a)(v)         Servicing Fees (Including Credit Risk Manager Fee)                                             138,498.13
                        Trustee Fees                                                                                     1,870.73
Sec. 4.06(a)(vii)       Current Advances                                                                                     N/A
                        Aggregate Advances                                                                                   N/A

Section 4.06(a)(viii)   Delinquent Mortgage Loans

                                    Group 1
                Category        Number       Principal  Balance   Percentage
                1 Month           21           764,450.17        0.18 %
                2 Month            1            40,817.28        0.01 %
                3 Month            0                    0           0 %
                  Total           22           805,267.45        0.19 %

                                  Group Totals
                Category        Number       Principal  Balance   Percentage
                1 Month         21           764,450.17        0.18 %
                2 Month          1            40,817.28        0.01 %
                3 Month          0                    0           0 %
                  Total         22           805,267.45        0.19 %

* Delinquent Bankruptcies are included in the table above.


               Bankruptcies
                                          Group 1
               Number             Principal Balance              Percentage
                 3                      66,221.25                   0.02%

                                          Group Totals
               Number             Principal Balance              Percentage
                 3                      66,221.25                   0.02%
               * Only Current Bankruptcies are reflected in the table above.


               Foreclosures
                                          Group 1
               Number             Principal Balance              Percentage
                 0                            0.00                   0.00%

                                          Group Totals
               Number             Principal Balance              Percentage
                 0                            0.00                   0.00%


Section 4.06(a)(xi)             REO Properties

                                          Group 1
               Number             Principal Balance              Percentage
                 0                            0.00                   0.00%

                                          Group Totals
               Number             Principal Balance              Percentage
                 0                            0.00                   0.00%


Section 4.06(a)(xii)    Current Realized Losses                                                              0.00

                        Cumulative Realized Losses - Reduced by Recoveries                                      0

Prefunding              Beginning Balance                                                               31,025,440.62
Account                 Subsequent Transfer Amount                                                              0
                        Ending Balance Prefunding Account                                               31,025,440.62

Trigger Event           Trigger Event Occurrence (Effective March 2008)                                        NO
                        (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                    0.00877 %
                        Sr. Enhancement Percentage x 16%                                                    4.37085 %
                        OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                              0 %
                        Cumulative Loss Limit                                                                   0 %

O/C Reporting           Targeted Overcollateralization Amount                                           24,480,015.32
                        Ending Overcollateralization Amount                                                     0
                        Ending Overcollateralization Deficiency                                         24,480,015.32
                        Overcollateralization Release Amount                                                    0
                        Monthly Excess Interest                                                          2,485,361.53
                        Payment to Class X-1                                                             2,485,361.53

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
